Deloitte &
  Touche LLP

   50 Fremont Street                     Telephone: (415)247-4000
   San Francisco, California 94105-2230  Facsimile: (415)247-4329




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration
Statement of The Gap, Inc. on Form S-8 of our report dated
February 27, 1997 incorporated by reference in the Annual Report on Form 10-K of The Gap, Inc. for the year ended February 1, 1997.


 /s/Deloitte & Touche LLP

San Francisco, California
September 22, 1997